Circle Expands Global Payments Infrastructure with Agreement to Acquire Singapore-based Cross-Border Payments Platform, Tazapay Proposed acquisition will bring 60+ banking and fintech partners, 100+ payout markets into the Circle ecosystem, accelerating USDC distribution at scale NEW YORK AND SINGAPORE, SEPTEMBER 8, 2026 — Circle Internet Group, Inc. (NYSE: CRCL), the global financial technology firm and issuer of USDC today announced it has signed a definitive agreement to acquire Tazapay, a Singapore-headquartered B2B cross-border payments infrastructure company focused on serving payment service providers and financial institutions. The deal is expected to close in 2027, subject to customary closing conditions and receipt of regulatory approvals, including approval from the Monetary Authority of Singapore. "Stablecoin settlement is becoming core infrastructure in the global economy and combining USDC with Tazapay’s world-class banking relationships, local payout rails, and institutional customer base will accelerate worldwide USDC adoption,” said Jeremy Allaire, Co-Founder, CEO, and Chairman at Circle. “Tazapay has been a design partner for Circle Payments Network since 2025 and we share a deep alignment. We are excited to bring the team in-house and work together towards accelerating Circle's mission.” The acquisition will accelerate Circle's mission to build the infrastructure layer for global digital finance. Tazapay brings over $25 billion of annualized payment volume, 60+ banking and fintech partners, local payout rails covering over 100 markets, adding scale to Circle’s payments infrastructure1. Approximately 60% of Tazapay's transaction volume already includes stablecoins2. "Tazapay brings deep payment infrastructure across APAC and emerging markets, where we see increasing demand for USDC-denominated transactions. This acquisition will increase Circle’s capability to originate and terminate payments globally, near-instant and 24/7, which is a meaningful step toward making USDC the default payment rail for cross-border commerce," said Irfan Ganchi, Senior Vice President of Payments at Circle. "Combined with Circle's existing network, Tazapay extends our coverage to move money anywhere stablecoin payments are being adopted globally." “We built Tazapay to make payments faster, remove friction, and streamline dependency on banking rails that don’t operate at the speed of global commerce. Circle has the dollar infrastructure in USDC and the regulatory standing to take what we've built further than we could alone. That's what makes this the right move and what we're focused on delivering together," said Rahul Shinghal, Co-Founder and CEO of Tazapay. Tazapay customers can expect no disruption to their service, APIs, pricing, or support. ### 2 Stablecoin services are provided by Tazapay Canada Corp., a registered Money Services Business (MSB) under FINTRAC-CANAFE (Registration number M21439799). Tazapay stablecoin services are limited to facilitating payments and conversions (onramp/offramp). Tazapay does not provide financial, investment, or advisory services related to Stablecoins. 1 As of July 31, 2026

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements include statements regarding the proposed acquisition, the satisfaction of closing conditions, the anticipated timing of closing, anticipated financial performance, and our industry, business strategy, plans, goals, market position, future operations, regulatory developments and other financial and operating information. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, uncertainties as to the timing and consummation of the proposed acquisition and the ability of the parties to consummate the proposed acquisition; the satisfaction of the conditions precedent to closing, including receipt of required regulatory approvals; any litigation related to the proposed acquisition; disruption of our or Tazapay’s current plans and operations as a result of the proposed acquisition; our ability or Tazapay’s to retain and hire key personnel; competitive responses to the proposed acquisition; unexpected costs, charges or expenses resulting from the proposed acquisition; our ability to successfully integrate Tazapay’s operations and implement its plans, forecasts and other expectations with respect to Tazapay’s business; and the ability to maintain relationships with our and Tazapay’s respective employees, customers, other business partners and governmental authorities. These and other important factors are discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, filed with the SEC, and in our subsequent filings with the SEC. About Circle Internet Group (Circle) Circle (NYSE: CRCL) is one of the world’s leading internet financial platform companies, building the foundation of a more open, global economy through programmable blockchain infrastructure, digital assets, and payment applications. Circle’s platform includes the world’s largest stablecoin network anchored by USDC, Circle Payments Network for global money movement, and Arc, an enterprise-grade blockchain designed to become the Economic OS for the internet. Enterprises, financial institutions, and developers use Circle to power trusted, internet-scale financial innovation. Press: press@circle.com